JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13D-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Sinclair Broadcast Group, Inc. and that this Agreement be included as an Exhibit to such joint filing.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 23rd day of January, 1997.

                              RIVER CITY BROADCASTING, L.P.

                              By:  Better Communications, Inc.,
                                   its general partner


                                   By:  /s/Barry Baker
                                      --------------------------
                                       Barry Baker
                                       President

                              BETTER COMMUNICATIONS, INC.

                              By:   /s/Barry Baker
                                 -------------------------
                                    Barry Baker
                                    President


                              /s/Barry Baker
                              ------------------------
                              BARRY BAKER


                              BANCBOSTON INVESTMENTS INC.

                              By: /s/Sanford Anstey
                                  ------------------------------
                                  Name: Sanford Anstey
                                  Title:  Managing Director


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                             BOSTON VENTURES LIMITED PARTNERSHIP IV

                             By:  Boston Ventures Company Limited
                                  Partnership IV, General Partner

                                   By:  /s/Barbara M. Ginader
                                        -------------------------
                                        Name:  Barbara M. Ginader
                                        Title:  General Partner

                             BOSTON VENTURES LIMITED PARTNERSHIP IVA
                             By:  Boston Ventures Company Limited
                                  Partnership IV, General Partner

                                  By:  /s/Barbara M. Ginader
                                       ---------------------------
                                       Name:  Barbara M. Ginader
                                       Title:  General Partner